Other Non-Current Receivables (Details Textual) - USD ($) $ in Thousands		12 Months Ended
	Sep. 10, 2019	Dec. 31, 2019	Dec. 31, 2018
Ordinary shares issued		120,652,683	40,399,290
Ordinary shares value		$ 8,225	$ 2,635
Univo [Member]
Collaboration agreement, description	The Company entered into a collaboration agreement with Univo, a medical cannabis company, to identify and co-develop specific formulations of cannabis components for the treatment of cancer, inflammatory, autoimmune, and metabolic diseases. Under this collaboration agreement, Univo will provide the Company with cannabis and cannabis components, as well as full access to its laboratories for both research and manufacturing. The Company agreed to pay Univo a total of USD 500 in two instalments and issued to Univo 19,934,355 of its ordinary shares through a private placement, representing approximately 16.6% of the Company’s ordinary shares outstanding after giving effect to the issuance. The companies will initially share ownership of intellectual property developed in this collaboration. Revenues derived from the collaboration will generally be shared between the Company and Univo on the basis of each party’s contribution.
Laboratory services		$ 201
Univo [Member] | Private Placement [Member]
Ordinary shares issued		19,934,355
Ordinary shares value		$ 1,500
Cash paid		$ 250